UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2025
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EQT Exeter Real Estate Income Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	333-273163 (Commission File Number)	88-4108741 (I.R.S. Employer Identification Number)
Five Radnor Corporate Center 100 Matsonford Road, Suite 250 Radnor, PA 19087
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (610) 828-3200

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Renewal of Advisory Agreement

On July 31, 2025, EQT Exeter Real Estate Income Trust, Inc. (the “Company”), EQT Exeter REIT Operating Partnership LP (the “Operating Partnership”), and EQT Real Estate, LLC (the “Adviser”) entered into a Second Renewal Agreement of the Amended and Restated Advisory Agreement (the “Second Renewal Agreement”) to extend the term of the Advisory Agreement (herein defined). The Company, the Operating Partnership and the Adviser are parties to that certain Amended and Restated Advisory Agreement dated March 19, 2024, the Renewal Agreement of the Amended and Restated Advisory Agreement, dated July 31, 2024, and Amendment No.1 to the Amended and Restated Advisory Agreement, dated February 27, 2025 (collectively, the “Advisory Agreement”). Per the terms of the Advisory Agreement, the Advisory Agreement may be renewed for an unlimited number of successive one-year periods upon the mutual consent of the Company, the Operating Partnership and the Adviser. The Second Renewal Agreement extends the term of the Advisory Agreement through July 31, 2026. Other than the one-year extension of the term, there were no changes to the terms of the Advisory Agreement.

Item 7.01 Regulation FD Disclosure.

July 2025 Distributions

On July 31, 2025 (the “Record Date”), the Company declared distributions for each outstanding class of its common stock in the amount per share set forth below:

July 31, 2025
Record Date Distribution
Class E Common Stock	$0.04326
Class I Common Stock	$0.04326
Class A-I Common Stock	$0.04326
Class A-II Common Stock	$0.04326

As of the Record Date, the Company had no outstanding shares of Class T, Class S, or Class D common stock. The distributions are payable to stockholders of record immediately following the close of business on the Record Date set forth above. These distributions will be paid on or about August 11, 2025 and will be paid in cash or reinvested in shares of the Company's common stock for stockholders participating in the Company's distribution reinvestment plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 31, 2025	EQT Exeter Real Estate Income Trust, Inc.

		By:	/s/ J. Peter Lloyd
		Name:	J. Peter Lloyd
		Title:	Chief Financial Officer and Director (Principal Financial Officer)